UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

December 22, 2006

Date of report (Date of earliest event reported)

BINGO.COM, LTD.

 (Exact Name of Registrant as Specified in Its Charter)

ANGUILLA	98-0206369
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

National Bank of Anguilla Corporate Building, 1St Floor

St Mary's Road, TV1 02P

The Valley, Anguilla, British West Indies

(Address of Principal Executive Offices)

(264) 461-2646

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BINGO.COM, LTD.

Section 5 - Corporate Governance and Management

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 21, 2006, the Board of Directors of Bingo.com, Ltd. (the "Board") adopted a new Code of Business Conduct and Ethics (the "Code"), which applies to the Company's directors, officers and employees. The Code were adopted to further strengthen the Company's internal compliance program. The Code addresses among other things, honesty and integrity, fair dealing, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and administration of the code.  The Code of Business Conduct and Ethics is attached as Exhibit 10.32 to this report on Form 8-K. The code will also be posted on the company's website at http://www.bingo.com/corp/governance.php in the Corporate section under Corporate Governance.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)            Financial Statements of Business(es) Acquired

            Not Applicable

(b)        Pro forma Financial Information

            Not Applicable

(c)        Exhibits

            Exhibit 10.32     Code of Business Code

            Exhibit 10.33     Supplemental code of ethics for the chief executive officer and senior financial officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BINGO.COM, LTD.

                                                            (formerly Bingo.com, Inc.)

                                                            Per :     /s/ T. M. Williams

                                                                        T.M. Williams,

                                                                        President and Director

EXHIBIT 10.32

BINGO.COM, LTD.

CODE OF BUSINESS CONDUCT AND ETHICS

TABLE OF CONTENTS

		PAGE
Introductory Letter		3
Code of Ethics:
i	Introduction / Administration	4
ii	Compliance with Laws/Conflicts of Interest	5
iii	Bribery and Improper Payments	6
iv	Public Disclosures	8
v	Document Retention	8
vi	Handling of Confidential Information	9
vii	Use of Bingo Assets	9
viii	Use of Computers and Networks	9
ix	Fair Dealing	10
x	Competitive Information Gathering	10
xi	Media and Public Inquiries	10
xii	Delegation of Authority	10
Bingo.com Employees:
i	Open Door Policy	11
ii	Discrimination and Harassment	11
iii	Health and Safety	11
iv.	Abuse of Drugs and Alcohol	11
v.	Disclosure of non-public information	12
vi.	Reporting of Violations	13
vii	Compliance	13
Related Bingo Policies		14
Approval and Amendment		14
Acknowledgement		15
Schedule A		16

To our Officers, Directors and Employees,

The Bingo.com Code of Ethics is intended to promote ethical and professional behavior by Bingo.com and its subsidiaries ("Bingo.com") employees, contractors, officers and directors. Bingo.com is committed to delivering and maintaining the highest standards of ethical conduct in all its endeavors. Bingo encourages a culture of honesty, integrity, professionalism, accountability and mutual respect. These values should be administered in all interactions with customers, vendors, clients, stockholders and employees.

The following Code of Ethics outlines the guidelines and policies of business conduct expected of all Bingo.com employees, contractors, officers, and directors.  While our business will change over time, our commitment to these standards is very important to the company's continued success.

All employees, contractors, officers and directors are encouraged to read Bingo.com's Code of Business Conduct and Ethics. Your continued service with Bingo.com requires that you adhere fully to this Code as your conduct reflects on Bingo.com's reputation and the success of the company.

Thank you for your continued support,

Bingo.com, Ltd.

National Bank of Anguilla Corporate Building, 1St Floor
St Mary's Road, TV1 02P
The Valley, Anguilla, B.W.I

CODE OF ETHICS

INTRODUCTION

This Code has been approved by Bingo.com, Ltd.'s Board of Directors (the "Board") and is intended to assist all employees, officers, directors, agents and contractors of Bingo.com, Ltd. and each of its direct and indirect subsidiaries ("Bingo.com") to maintain the highest standards of ethical conduct in corporate affairs.  This Code is intended to comply with Canadian securities law requirements and Section 406 of the Sarbanes-Oxley Act of 2002.  Specifically, the purpose of this Code is:

        to encourage among Bingo.com Representatives a culture of honesty, accountability and mutual respect;

        to provide guidance to help Bingo.com Representatives recognize ethical issues; and

        to provide mechanisms to support the resolution of ethical issues.

ADMINISTRATION

The Board is ultimately responsible for the implementation and administration of this Code and has designated a Compliance Officer for the day-to-day implementation and administration of this Code.  From time to time, the Board may change this designation and may also designate one or more Assistant Compliance Officers to fill in at times when the Compliance Officer may be otherwise unavailable, such as during his or her vacation. The Board's current designations, together with contact information, are set out in Schedule A to this Code.  Bingo.com Representatives should direct questions concerning this Code to the VP Corporate Affairs.

While this Code is designed to provide helpful guidelines, it is not intended to address every situation.  Dishonest or unethical conduct or conduct that is illegal will constitute a violation of this Code, regardless of whether such conduct is specifically referenced in this Code.  Bingo.com Representatives should conduct their business affairs in such a manner that Bingo.com's reputation will not be impugned if the details of their dealings should become a matter of public discussion.  Bingo.com Representatives shall not engage in any activity that adversely affects the reputation or integrity of Bingo.com.

It is not intended that there be any waivers granted under the Code.  In the unlikely event that a waiver is considered, in order to be granted it must receive prior approval by the Board if it includes a director or an executive officer, or by the Board or the President and Chief Executive Officer of Bingo.com (the "Chief Executive Officer") in the case of any other Bingo.com Representative.  Any waiver or amendment will be disclosed promptly in accordance with applicable securities laws and Bingo.com's Disclosure Policy.

If laws or other policies and codes of conduct differ from this Code, or if there is a question as to whether this Code applies to a particular situation, Bingo.com Representatives should check with the Compliance Officer before acting.  If there are any questions about any situation, Bingo.com Representatives should ask the Compliance Officer how to handle the situation.  However, every supervisor and manager is responsible for helping employees to understand and comply with the Code.

Bingo.com will take such disciplinary or preventive action as it deems appropriate to address any existing or potential violation of this Code brought to its attention.  Any Bingo.com Representative in a situation that he or she believes may violate or lead to a violation of this Code should follow the compliance procedures described in the section entitled "Reporting of Violations Procedure" below.

OVERVIEW

It is the policy of Bingo.com to apply high standards of courtesy, professionalism and honesty in our interactions with customers, shareholders, suppliers, co-workers and the community.   This Code governs the business-related conduct of all Bingo.com Representatives, including, but not limited to, the Chief Executive Officer and the Chief Financial Officer and all other officers and employees of Bingo.com.

COMPLIANCE WITH LAWS

A variety of laws apply to Bingo.com and its operations.  It is Bingo.com's policy to comply with all applicable laws, including employment, discrimination, health, safety, antitrust, securities, banking and environmental laws.  No Bingo.com Representative has authority to violate any law or to direct another Bingo.com Representative or other person to violate any law on behalf of Bingo.com.  Each Bingo.com Representative is expected to comply with all such laws, as well as rules and regulations adopted under such laws.

Violations of laws may subject a Bingo.com Representative to individual criminal or civil liability, as well as to discipline by Bingo.com.  Such individual violations may also subject Bingo.com to civil or criminal liability or the loss of reputation or business.

Many of the laws applicable to Bingo.com and Bingo.com Representatives are complex and fact specific.  If any Bingo.com Representative has questions concerning a specific situation, he or she should contact the Compliance Officer before taking any action.

CONFLICTS OF INTEREST

Bingo.com Representatives are expected to make or participate in business decisions and actions in the course of their relationship with Bingo.com based on the best interests of Bingo.com and not based on personal relationships or benefits.  A conflict of interest, which can occur or appear to occur in a wide variety of situations, may compromise a Bingo.com Representative's ability to act ethically.

Generally speaking, a conflict of interest occurs when the personal interest of a Bingo.com Representative, an immediate family member of a Bingo.com Representative or a person with whom a Bingo.com Representative has a close personal relationship interferes with, or has the potential to interfere with, the interests or business of Bingo.com.  For example, a conflict of interest may occur where a Bingo.com Representative, his or her family member or person with whom he or she has a close personal relationship receives a gift, a unique advantage or an improper personal benefit as a result of the Bingo.com Representative's position at Bingo.com.  A conflict of interest could make it difficult for a Bingo.com Representative to perform corporate duties objectively and effectively because he or she is involved in a competing interest.

The following is a discussion of certain common areas that raise conflict of interest issues.  However, a conflict of interest can occur in a variety of situations.  Bingo.com Representatives must be alert to recognize any situation that may raise conflict of interest issues and must disclose to the Compliance Officer any material transaction or relationship that reasonably could be expected to give rise to actual, or the perception of, conflicts of interest with Bingo.com.  Any Bingo.com Representative who becomes aware of a conflict or potential conflict should bring it to the attention of the Compliance Officer or follow the compliance procedures described in the section entitled "Reporting of Violations Procedure" below.   Transactions as defined in applicable securities regulations between related parties will not be conflicts of interest under this Code if they are reviewed and approved in accordance with the requirements of those regulations.

Outside Activities/Employment

Any outside activity must not significantly encroach on the time and attention Bingo.com Representatives devote to their duties for Bingo.com and should not adversely affect the quality or quantity of their work.  In addition, Bingo.com Representatives may not imply Bingo.com's sponsorship or support of any outside activity that is not official Bingo.com business, and under no circumstances are Bingo.com Representatives permitted to take for themselves or their family members business opportunities that are discovered or made available by virtue of their positions at Bingo.com.  Moreover, except as permitted by the following paragraph or by the Board or the Compliance Officer, no Bingo.com employee may perform services for or have a financial interest in any entity that is, or to such employee's knowledge may become, a vendor, client or competitor of Bingo.com, excepting such personal investments in publicly traded companies, where such investment is not material to that company or to the employee (see paragraph below).  Bingo.com employees are prohibited from taking part in any outside employment or directorships without the prior written approval of the Chief Executive Officer or the Compliance Officer, except for minor and unrelated employment and for directorships on charitable Boards that in each case do not interfere with the employee's duties to Bingo.com.

No Bingo.com employee may acquire securities of a customer, supplier or other party if ownership of the securities would be likely to affect adversely either the employee's ability to exercise independent professional judgment on behalf of Bingo.com or the quality of such employee's work. Bingo.com Representatives must always follow Bingo.com's other policies concerning the trading of securities, including those further described in this Code.

Civic/Political Activities

Bingo.com Representatives are encouraged to participate in civic, charitable or political activities so long as such participation does not encroach on the time and attention they are expected to devote to their Bingo.com-related duties.  Such activities are to be conducted in a manner that does not create an appearance of Bingo.com's involvement or endorsement.

Inventions, Books and Publications

Bingo.com Representatives must receive written permission from the Chief Executive Officer or the Compliance Officer before developing, outside of Bingo.com, any products, software or intellectual property that may be related to Bingo.com's current or potential business.

Loans to Executive Officers and Directors

Bingo.com will not make loans or extend credit or provide guarantees to or for the personal benefit of executive officers or directors.

BRIBERY AND OTHER IMPROPER PAYMENTS

No Bingo.com Representative may, directly or indirectly, give, offer, demand, solicit or accept a bribe to or from anyone in the course of conducting business on behalf of Bingo.com, including in order to obtain or retain business, or for any other advantage.   No Bingo.com Representative may, directly or indirectly, give, offer, demand, solicit or accept any improper payment to or from anyone in the course of conducting business on behalf of Bingo.com, including in order to obtain or retain business, or for any other advantage.  Improper payments include, without limitation, any gift, gratuity, reward, advantage or benefit of any kind (monetary or non-monetary).   For greater certainty, a third party intermediary, such as an agent or family member, cannot be used to further any bribe or improper payment or otherwise violate the spirit of this Code.

Dealings with Government and Public Officials

Bingo.com strictly prohibits any payment to any public official that violates the laws of any jurisdiction in which Bingo.com operates. Bingo.com strictly prohibits any Bingo.com Representative from giving, offering, promising, demanding, soliciting or receiving, directly or indirectly, any bribe or improper payment, using corporate or personal funds, to or from public officials of any government or governmental agency for the purpose of obtaining or retaining business, or for any other reason.  Any offer of or request for any bribe or improper payment must be reported to the Compliance Officer. Bingo.com strictly prohibits any person from making any payment if such person knows or reasonably believes that all or a portion of the payment will be offered, given or promised, directly or indirectly, to any public official of any government or governmental agency for the purposes of assisting Bingo.com in obtaining or retaining business.   Public officials include, without limitation:

        political parties or officials thereof, political candidates and elected or appointed representatives of any government or governmental agency holding a legislative, administrative or judicial position at any level;

        a person who performs public duties or functions, including a person employed by a board, commission, corporation or other body or authority that is established to perform a duty or function on behalf of the government, or is performing such a duty or function; and

        an official or agent of a public international organization that is formed by two or more states or governments, or by two or more such public international organizations.

For greater certainty, Bingo.com may make contributions to political parties or committees or to individual politicians only in accordance with applicable law and all such payments must be reported to the Compliance Officer.

Gifts and Business Courtesies

Bingo.com strictly prohibits any payment to any person that violates the laws of any jurisdiction in which Bingo.com operates. Except to the extent specifically permitted below, Bingo.com strictly prohibits any person from giving, offering, promising, demanding, soliciting or receiving, directly or indirectly, a gift, or using corporate or personal funds, in such a way that could influence or reasonably give the appearance of influencing Bingo.com's business relationship with another person.  Any offer of or request for such a gift or use of funds must be reported to the Compliance Officer.

Exceptions

Bingo.com does not prohibit the giving or receiving of gifts of nominal or token value to or from non-government suppliers and customers, provided that they are not for the express purpose of obtaining or retaining business or some other advantage for Bingo.com and provided that they are otherwise lawful.   Bingo.com does not prohibit expenditures of amounts for meals, entertainment and travel expenses in connection with conferences and other promotional activities for non-government suppliers and customers that are ordinary and customary business expenses, if they are otherwise lawful.  These expenditures should be included on expense reports and approved pursuant to Bingo.com's standard

procedures.   Gifts include, without limitation, material goods, as well as services, promotional premiums and discounts.   Bingo.com does not prohibit the giving or receiving of rewards, advantages or benefits that are permitted or required under the written laws of a government for which a public official performs duties or functions.   Bingo.com does not prohibit payments made that are otherwise lawful in respect of reasonable expenses incurred in good faith by or on behalf of the public official that are directly related to the promotion, demonstration or explanation of Bingo.com's products and services, or the execution or performance of a contract between Bingo.com and the government for which the official performs duties or functions.   Bingo.com does not prohibit facilitation payments that are otherwise lawful.  Facilitation payments are payments made to expedite or secure the performance by a public official of any act of a routine nature that is part of the public officials' duties or functions, including:

        the issuance of a permit, license or other documents to qualify a person to do business;

        the processing of official documents, such as visas and work permits;

        the provision of services normally offered to the public, such as mail pick-up and delivery;

        telecommunication services and power and water supply; and

        the provision of services normally provided as required, such as police protection, loading and unloading of cargo, the protection of perishable products or commodities from deterioration or the scheduling of inspections related to contract performance or transit of goods.

Any facilitation payments must be recorded as such in the accounting records of Bingo.com.  Further, such facilitation payments shall not exceed the fees lawfully required by the public official for the function requested.  For greater certainty, an act of routine nature does not include a decision to award new business or to continue business with a particular party, including a decision on the terms of that business, or encouraging another person to make any such decision.

Caution should be exercised with respect to these exceptions.  If there is any doubt as to the legitimacy of a payment under this policy or under any law, advice should be sought from the Compliance Officer.

PUBLIC DISCLOSURES

Bingo.com has an obligation in compliance with applicable laws to make full, fair, accurate, timely and understandable disclosure in its financial records and statements, in reports and documents that it files with or submits to securities regulatory authorities and in its other public communications.

In furtherance of this obligation, each Bingo.com Representative in performing his or her duties shall act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated, in order to ensure that to the best of his or her knowledge Bingo.com's books, records, accounts and financial statements are maintained accurately and in reasonable detail, appropriately reflect Bingo.com's transactions, are honestly and accurately reflected in its publicly available reports and communications and conform to applicable legal requirements and Bingo.com's system of internal controls, including Bingo.com's Disclosure Policy.

DOCUMENT RETENTION

Bingo.com follows a set of guidelines for retaining and disposing of company records based on the Company's needs and the legal, regulatory, tax, and employment requirements.  Inactive documents are stored to protect from damage.  Records must be kept on site or in other Company approved locations. All records are to be labelled so as to be easily recognizable and available for Bingo auditors and attorneys, as necessary.

HANDLING OF CONFIDENTIAL INFORMATION

In addition to the restrictions regarding material non-public information set forth in the Disclosure Policy, Bingo.com Representatives should observe the confidentiality of information that they acquire by virtue of their relationship with Bingo.com, including information concerning Bingo.com and its customers, suppliers and competitors and other Bingo.com Representatives, except where disclosure is approved by an executive officer of Bingo.com or otherwise legally mandated.  In addition, Bingo.com Representatives must safeguard proprietary information, which includes information that is not generally known to the public and has commercial value in Bingo.com's business.  Proprietary information includes, among other things, business methods, analytical tools, software programs, source and object codes, trade secrets, ideas, techniques, inventions (whether patentable or not) and other information relating to economic analysis, designs, algorithms and research.  It also includes information relating to marketing, pricing, clients, and terms of compensation for Bingo.com Representatives.  The obligation to preserve proprietary information continues even after employment ends. In addition to violating this Code and Bingo.com policy, unauthorized use or distribution of proprietary information could also be illegal and result in civil or even criminal penalties.  Bingo.com considers its intellectual property and confidential information important assets and may bring suit against employees or former employees to defend its rights vigorously.

USE OF BINGO.COM ASSETS

Bingo.com (together with its subsidiaries) assets, including facilities, funds, materials, supplies, time, information, intellectual property, software, corporate opportunities and other assets owned or leased by Bingo.com or any subsidiaries, or that are otherwise in Bingo.com's possession, may be used only for legitimate business purposes of Bingo.com.  Bingo.com assets are not to be misappropriated, loaned to others, donated, sold or used for personal use, except for any activities that have been approved in writing by the Chief Executive Officer or the Compliance Officer in advance, or for personal usage that is minor in amount and reasonable.  Bingo.com Representatives are to report any theft or suspected theft to the Compliance Officer.  No Bingo.com Representative should knowingly invoke a program or code that could damage Bingo.com's assets.

USE OF COMPANY COMPUTERS AND NETWORKS

Bingo.com will provide you with the necessary equipment to do your job. None of this equipment should be removed from the physical confines of the office unless it is approved and your job specifically requires use of company equipment outside the physical facility.

Internet and email access are provided to all Bingo.com officers and employees. Computers, software and any other technology employees have access to in order to perform your job is Bingo.com's property. Any non-business usage must be done with good judgment and restraint. Management will limit non-business usage if it interferes with an individual's productivity. If unsure whether an activity is considered inappropriate, employees are to discuss it with a supervisor.

Certain uses of the Company's computers and network are considered inappropriate and forbidden at all times. This includes the following:

  Accessing/Downloading pornographic material, racist, sexist, or ethnically insensitive
  Conducting personal business activity
  Posting information about the Company business in chat rooms, bulletin boards, news groups, unless authorized to do so

  Sending email chain letters or other mailings that take up computing resources

This policy applies to anyone who is authorized to use Bingo.com's computers, network, email, hardware, software, voicemail, Internet, storage devices, and databases whether at the office or via remote access.

FAIR DEALING

Each Bingo.com Representative should deal fairly and in good faith with other Bingo.com Representatives, security holders, customers, suppliers, regulators, business partners and competitors.  No Bingo.com Representative may take unfair advantage of anyone through manipulation, concealment, misrepresentation, inappropriate threats, fraud, abuse of confidential information or any other intentional unfair-dealing practice.

COMPETITIVE INFORMATION GATHERING

Gathering information about competitors is a legitimate and important part of understanding the competition and the industry. However, the information should not be gathered directly or indirectly by improper means, such as bribery, encouraging someone to breach a non-disclosure agreement or making improper requests of a competitor, or by deceit. The improper collection of competitive information could lead to individual or corporate lawsuits or even imprisonment. Bingo.com requests that all employees gather competitive information, as it is a great asset to the Company, however the information should be gathered in an ethical, honest manner.

MEDIA AND PUBLIC INQUIRIES

Bingo.com is committed to delivering accurate and reliable information to the public, media, employees, shareholders, and directors. All public disclosures such as press releases, financials, and other communications are intended to be accurate and timely. To ensure consistent release of information to the media, employees are discouraged from answering questions from the media, analysts, stockholders or other members of the public. If unauthorized to answer such questions, request the individual's information and forward it to the Compliance Officer.

DELEGATION OF AUTHORITY

Each Bingo.com Representative, and particularly each of Bingo.com's executive officers, must exercise reasonable care to ensure that any permitted delegation of authority is reasonable and appropriate in scope, and includes appropriate and continuous monitoring.

BINGO.COM EMPLOYEES:

OPEN DOOR POLICY

Bingo.com promotes an open door policy. Most issues can be resolved before they become a major problem. All employees, officers, directors and contractors are encouraged to present Bingo.com with their ideas, concerns, and questions relating to this Code, especially those of legal or ethical nature, to the Compliance Officer. All officers, directors, and employees are responsible for supporting this policy by maintaining an "open door" for anyone who may reach out to them.

DISCRIMINATION AND HARASSMENT

Bingo.com believes its most important asset is our employees. Bingo.com seeks to provide an enjoyable working environment where all officers, directors, contractors and employees have the opportunity to reach their full potential and contribute to Bingo.com's success.

Bingo.com is committed to equal opportunity and employment equity. The diversity of Bingo.com Representatives is a valued asset.  Bingo.com is firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind.  Examples of conduct that will not be tolerated include derogatory comments based on racial, ethnic or religious characteristics and unwelcome sexual advances or comments.

HEALTH AND SAFETY

Bingo.com strives to provide each Bingo.com Representative with a safe and healthy work environment.  Each Bingo.com Representative has responsibility for maintaining a safe and healthy workplace for all Bingo.com Representatives by following safety and health rules and practices and promptly reporting accidents, injuries and unsafe equipment, practices or conditions.   Violence and threatening behavior will not be tolerated.  Bingo.com Representatives should report to work in condition to perform their duties, free from the influence of illegal drugs or excessive alcohol.  The use of illegal drugs or excessive alcohol in the workplace will not be tolerated.

ABUSE OF DRUGS AND ALCOHOL

Bingo.com is committed to providing a drug free environment. Not only can the use and/or abuse of drugs and alcohol jeopardize the health, safety and well being of the individual user and other co-workers, but it also results in absenteeism and productivity concerns.

This policy prohibits employees from such use that impairs his/her performance of work on the job, as well as prohibiting use while on Company business at any time, whether on the property or off.

DISCLOSURE OF NONPUBLIC INFORMATION

Bingo.com forbids unauthorized disclosure of material non-public information about the Company. Any person who possesses Material Nonpublic Information regarding the Company is an Insider under this Policy for so long as the information that he or she possesses has not been publicly disclosed by the Company and not been allowed to disseminate in the market. While directors and officers may be Insiders on a regular and somewhat continuous basis, any employee or consultant can be an Insider from time to time depending upon the type of information that the employee or consultant comes into contact with in the performance of his or her duties with the Company.

Insiders are prohibited from utilizing Material Nonpublic Information acquired by the Insider in the workplace for their own personal or economic benefit and are further prohibited from disclosing any Material Nonpublic Information to any person who is not authorized by the Company to have access to such information.

Specific Prohibitions Applicable to All Insiders

  Purchasing or Selling on Material Nonpublic Information. Insiders shall not purchase, sell, offer to purchase or offer to sell any Company stock or other securities, including any derivative securities relating to Company stock, during any period that he or she possesses Material Nonpublic Information regarding the Company.
  Tipping of Material Nonpublic Information. An Insider shall not disclose ("tip") Material Nonpublic Information to any person (including a family or household member) who is not specifically authorized by the Company to have access to such information. If the Material Nonpublic Information is used by the person tipped by the Insider to purchase or sell Company securities, the Insider will be legally responsible for the consequences of the purchase or sale as if he or she was purchasing or selling for his or her own account. Likewise, an Insider shall not make any recommendation or express opinion about Company securities to any other person on the basis of Material Nonpublic Information regarding the Company, even if the Insider does not actually tip the Material Nonpublic Information to the other person.

3.   Confidentiality of Material Nonpublic Information. All Material Nonpublic Information relating to the Company is the property of the Company and the Company has the sole and exclusive right to determine how and when to disclose such information to the public.

Unless specifically authorized by the Company, no Insider may disclose Material Nonpublic Information publicly or otherwise.

4.   Definition of Material Nonpublic Information.  It is not possible to define all categories of material information concerning the Company. However, information should be treated as "Material Nonpublic Information" if there is a reasonable likelihood that the information would be considered important to a reasonable investor in making an investment decision with respect to the purchase or sale of Company securities; and the information has not been previously disclosed by the Company to the general public.

In all cases in which an Insider is not certain that information in his or her possession is Material Nonpublic Information, the Insider should exercise caution and treat the information as if it is Material Nonpublic Information. There are, however, general categories of information that are particularly important to the Company and, as a general rule, should always be considered material, regardless of whether to information is considered to be positive or negative to a particular investment decision.

Examples of these types of information include:

    financial condition or results;

    projections of future financial condition or results;

    receipt of or delay in receiving any key regulatory approvals;

    significant new research and development or product announcements;

    significant product defects or modifications;

    pending or proposed acquisitions or mergers;

    pending or proposed dispositions of significant amounts of assets;

    pending or proposed partnerships, acquisitions, joint ventures, spin-offs;

    impending defaults on indebtedness, bankruptcy or other financial liquidity problem;

    stock splits, reverse stock splits, recapitalization plans;

    pending or proposed equity or debt offerings;

    significant financial exposure in actual or threatened litigation;

    major changes in senior management;

    significant changes in dividend policy

REPORTING OF VIOLATIONS PROCEDURE

General Policy Regarding Report of Violations

Bingo.com Representatives who observe, learn of, or, in good faith, suspect a violation of this Code must immediately report the violation pursuant to the procedures for submission of complaints and concerns set out in the Bingo.com's Whistle Blower Policy.

COMPLIANCE

Adherence to Code and Disciplinary Action

All Bingo.com Representatives have a responsibility to understand and follow this Code. In addition, all Bingo.com Representatives are expected to perform their work with honesty and integrity in all areas not specifically addressed in this Policy.  Bingo.com will discipline any Bingo.com Representative who violates this Code or related practices.  The determination of the appropriate discipline will be made by the Chief Executive Officer of Bingo.com or by the Board of Directors.  Such discipline may include, among other things, written notice to the Bingo.com Representative that Bingo.com has determined that there has been a violation, censure by Bingo.com, demotion or re-assignment, suspension with or without pay or benefits, or termination of the Bingo.com Representative's relationship with Bingo.com.

Records of all violations of this Code and the disciplinary action taken will be maintained by the Compliance Officer and will be placed in the Bingo.com Representative's personnel file.

Bingo.com will notify and cooperate with the police or other governmental authorities regarding acts of Bingo.com Representatives involving violations of law.  In addition, some violations may result in Bingo.com bringing suit against employees or former employees to defend its rights vigorously.

Communications

Bingo.com strongly encourages dialogue among Bingo.com Representatives and their supervisors to make everyone aware of situations that give rise to ethical questions and to articulate acceptable ways of handling those situations.    The Compliance Officer shall provide a report to the Board at least quarterly on investigations and other significant matters arising under this Code.

Responsibility of Senior Employees

Officers and other managerial employees are expected to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. Managerial employees may be disciplined if they condone misconduct, do not report misconduct, do not take reasonable measures to detect misconduct or do not demonstrate the appropriate leadership to insure compliance.

RELATED BINGO.COM POLICIES

This Code should be read in conjunction with Bingo.com's other related policy documents, including the Disclosure Policy.  This Code supplements any contractual obligation any person may have under the terms of any agreements with Bingo.com.  This Code is not intended to create any contract (express or implied) with any person, including, without limitation, any employment or consulting contract, or to constitute any promise that a person's employment or consulting arrangement will not be terminated except for cause.

APPROVAL AND AMENDMENT

This version of this Code was approved and adopted by the Board of Directors of Bingo.com, Ltd. on December 21, 2006.  Bingo.com is committed to reviewing and updating its policies and procedures on a continuing basis.  This Code may be revised, changed or amended at any time by the Board of Directors and amendment to the Code will be disclosed promptly to Bingo.com Representatives and will be disclosed publicly in accordance with applicable securities laws.

ACKNOWLEDGMENT

The undersigned Bingo.com Representative hereby acknowledges that he or she has received a copy of Bingo.com's Code of Business Conduct and Ethics applicable to Bingo.com Representatives and that he or she has read and understood this Code in its entirety and agrees to abide by it.  The undersigned Bingo.com Representative acknowledges that it is his or her responsibility to seek clarification from the office of Bingo.com's General Counsel if any application of the Code to a particular circumstance is not clear.  The Bingo.com Representative acknowledges that the Bingo.com Representative's continued service with Bingo.com requires the Bingo.com Representative to adhere fully to this Code and that failure to do so can result in disciplinary action up to and including termination of the Bingo.com Representative's employment.

Acknowledged and agreed:

By:       /s/ " T. M. Williams"

Name: T. M. Williams,

           President and Chief Executive Officer

Dated:  December 21, 2006

Schedule A

The Board has made the following designations:

Compliance Officer:

Henry Bromley

Bingo.com, Ltd.

National Bank of Anguilla Corporate Building,

1st Floor St Mary's Road,

TV1 02P

The Valley,

Anguilla,

British West Indies

Telephone: 264-461-2646

Facsimile:   604-694-0301

Email: henry@bingo.com

General Counsel:

Gerald Tuskey

Suite 1000, 409 Granville St

Vancouver, BC

V6C 1T2

Canada

Telephone: 604-681-9588

Facsimile:   604-681-4760

Email: gtuskey@telus.net

EXHIBIT 10.33

SUPPLEMENTAL CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER AND SENIOR FINANCIAL OFFICERS

Bingo.com, Ltd. ("Bingo.com") has a Code of Ethics applicable to all officers, directors and employees of the Company. The Chief Executive Officer (CEO) and all senior financial officers, including the Chief Financial Officer and Controller, are bound by the provisions set forth therein relating to ethical conduct, conflicts of interest and compliance with laws. In addition to the Code, the CEO and all senior financial officers of Bingo.com are subject to the following additional policies:

  Bingo.com's CEO and all senior financial officers have an obligation in compliance with applicable laws to make full, fair, accurate, timely and understandable disclosure in its financial records and statements, in reports and documents that it files with or submits to securities regulatory authorities and in its other public communications.   It is the responsibility of the CEO and each senior financial officer to report to Bingo.com's Audit Committee any untrue statement of material fact and any omission of material fact of which he or she may become aware that the disclosures made by Bingo.com in its public filings.

  The CEO and each senior financial officer shall promptly report to Bingo.com's Audit Committee any information that he or she may have concerning (a) significant deficiencies in the design or operation of disclosure and internal controls that could adversely affect the Company's ability to record, process, summarize, and report financial data or (b) any fraud, whether or not material, that involves management  or other employees who have a significant role in the Company's financial reporting, disclosures, or internal controls.

  The CEO and each senior financial officer shall promptly report to Bingo.com's Compliance Officer any information he or she may have concerning any violation of the Code or this Supplemental Code, including any actual or apparent conflicts of interest between personal and professional relationships involving any management or other employees who have a significant role in the Company's financial reporting disclosure or internal controls.

  The CEO and each senior financial officer shall promptly report to Bingo.com's Audit Committee any information he or she may have concerning evidence of a material violation of securities or other laws, rules or regulations applicable to the Company and the operations of its business, by the Company or any officer, director or employee thereof.

  The Board of Directors of Bingo.com (the "Board") shall designate and determine appropriate actions to be taken in the event of a violation of the Code, or this Supplementary Code, by the CEO or any senior financial officers.  Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code and to this Supplemental Code and shall include (i) written notices to the individual involved that the Board has determined that there has been a violation; (ii) censure by the Board; (iii) demotion or re-assignment of the individual involved; (iv) suspension with or without pay or benefits, as determined by the Board; and (v) termination of the individual's employment. In determining what action to take in a particular case, the Board shall take into account all relevant information, including the nature and severity of the violation, whether the violation was a single occurrence or repeated offense, whether the violation appears to have been intentional or inadvertent, whether the individual in question had been advised prior to the violation as to the proper course of action and whether or not the individual in question had committed other violations in the past.